                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-1512

                         Oppenheimer Capital Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 05/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                              Shares           Value
                                                          -------------   --------------
COMMON STOCKS--33.3%
CONSUMER DISCRETIONARY--1.8%
MEDIA--1.8%
Cablevision Systems Corp. New York Group, Cl. A                 400,000   $    7,612,000
Cinemark Holdings, Inc.                                         700,000        7,434,000
Comcast Corp., Cl. A Special, Non-Vtg.                          841,200       10,935,600
                                                                          --------------
                                                                              25,981,600
CONSUMER STAPLES--7.6%
BEVERAGES--1.3%
Molson Coors Brewing Co., Cl. B                                 441,000       19,399,590
FOOD & STAPLES RETAILING--1.7%
Kroger Co. (The)                                                565,000       12,882,000
SUPERVALU, Inc.                                                 135,000        2,241,000
Walgreen Co.                                                    300,000        8,937,000
                                                                          --------------
                                                                              24,060,000
FOOD PRODUCTS--1.0%
B&G Foods, Inc.                                                 957,500       13,701,825
TOBACCO--3.6%
Lorillard, Inc.                                                 262,522       17,938,128
Philip Morris International, Inc.                               773,000       32,960,720
                                                                          --------------
                                                                              50,898,848
ENERGY--5.5%
OIL, GAS & CONSUMABLE FUELS--5.5%
BP plc, ADR                                                     475,000       23,512,500
Chevron Corp.                                                   281,400       18,760,938
Enbridge Energy Management LLC(1)                                     1                2
Kinder Morgan Management LLC(1)                                 409,135       18,366,086
Marathon Oil Corp.                                              316,750       10,097,990
Williams Cos., Inc. (The)                                       429,500        7,207,010
                                                                          --------------
                                                                              77,944,526
FINANCIALS--3.5%
CAPITAL MARKETS--0.2%
Bank of New York Mellon Corp.                                   100,000        2,778,000
COMMERCIAL BANKS--0.1%
Wells Fargo & Co.                                                73,700        1,879,350
INSURANCE--3.2%
ACE Ltd.                                                        247,500       10,887,525
Assurant, Inc.                                                  100,000        2,363,000
Everest Re Group Ltd.                                           473,750       32,797,713
                                                                          --------------
                                                                              46,048,238
HEALTH CARE--4.0%
PHARMACEUTICALS--4.0%
Abbott Laboratories                                             180,000        8,110,800
Merck & Co., Inc.                                               753,000       20,767,740
Pfizer, Inc.                                                  1,275,000       19,367,250
Schering-Plough Corp.                                           200,000        4,880,000
Wyeth                                                           100,000        4,486,000
                                                                          --------------
                                                                              57,611,790


                       1 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                              Shares           Value
                                                          -------------   --------------
COMMON STOCKS CONTINUED
INDUSTRIALS--3.4%
AEROSPACE & DEFENSE--1.9%
Lockheed Martin Corp.                                           201,500   $   16,851,445
Raytheon Co.                                                    250,000       11,162,500
                                                                          --------------
                                                                              28,013,945
INDUSTRIAL CONGLOMERATES--1.5%
Tyco International Ltd.                                         767,500       21,190,675
INFORMATION TECHNOLOGY--0.4%
SOFTWARE--0.4%
Microsoft Corp.                                                 255,000        5,326,950
MATERIALS--1.5%
CHEMICALS--1.5%
BASF SE, Sponsored ADR                                           71,250        3,013,875
Lubrizol Corp. (The)                                            414,450       18,513,482
                                                                          --------------
                                                                              21,527,357
TELECOMMUNICATION SERVICES--4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.0%
AT&T, Inc.(2)                                                   918,500       22,769,615
Consolidated Communications Holdings, Inc.                    1,201,250       12,372,875
Embarq Corp.                                                     95,000        3,991,900
Frontier Communications Corp.                                 1,325,000        9,646,000
Windstream Corp.                                              1,000,000        8,410,000
                                                                          --------------
                                                                              57,190,390
WIRELESS TELECOMMUNICATION SERVICES--0.4%
American Tower Corp.(1)                                         161,000        5,131,070
UTILITIES--1.2%
ELECTRIC UTILITIES--0.9%
Cleco Corp.                                                     292,500        5,984,550
FirstEnergy Corp.                                               185,500        7,010,045
                                                                          --------------
                                                                              12,994,595
MULTI-UTILITIES--0.3%
CenterPoint Energy, Inc.                                        442,500        4,478,100
                                                                          --------------
Total Common Stocks (Cost $455,461,062)                                      476,156,849
PREFERRED STOCKS--2.1%
Emmis Communications Corp., 6.25% Cum. Cv., Series A,
   Non-Vtg.                                                     700,000        1,575,000
H.J. Heinz Finance Co., 8% Cum., Series B(3)                         40        3,610,000
Mylan, Inc., 6.50% Cv., Non-Vtg.                                  6,000        6,045,720
PNC Financial Services Group, Inc., 9.875%, Series F             75,000        1,867,500
Schering-Plough Corp., 6% Cv.                                    24,124        5,280,502
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income
   Equity Redeemable Shares, Non-Vtg.(1)                        650,000          585,000
SLM Corp., 7.25% Cum. Cv., Series C, Non-Vtg.                    19,100        7,262,775
United Rentals Trust I, 6.50% Cv. Quarterly Income
   Preferred Securities, Non-Vtg.                               225,000        3,220,313
                                                                          --------------
Total Preferred Stocks (Cost $70,269,185)                                     29,446,810


                       2 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
MORTGAGE-BACKED OBLIGATIONS--29.1%
GOVERNMENT AGENCY--24.1%
FHLMC/FNMA/SPONSORED--23.2%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19                                            $   5,493,225   $    5,656,012
5%, 12/15/34                                                    454,874          467,123
6%, 5/15/18                                                   2,140,147        2,270,804
6.50%, 7/1/28-4/1/34                                            691,109          744,436
7%, 10/1/31                                                     777,316          839,173
8%, 4/1/16                                                      264,900          283,990
9%, 8/1/22-5/1/25                                                80,407           89,178
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
   Investment Conduit Multiclass Pass-Through
   Certificates:
Series 2006-11, Cl. PS, 23.435%, 3/25/36(4)                     842,217        1,096,269
Series 2034, Cl. Z, 6.50%, 2/15/28                              428,236          461,118
Series 2043, Cl. ZP, 6.50%, 4/15/28                           1,400,095        1,494,878
Series 2053, Cl. Z, 6.50%, 4/15/28                              427,139          457,628
Series 2279, Cl. PK, 6.50%, 1/15/31                             823,265          886,521
Series 2326, Cl. ZP, 6.50%, 6/15/31                             417,898          444,687
Series 2461, Cl. PZ, 6.50%, 6/15/32                           2,340,027        2,524,549
Series 2500, Cl. FD, 0.844%, 3/15/32(4)                         210,345          207,164
Series 2526, Cl. FE, 0.744%, 6/15/29(4)                         281,518          275,093
Series 2538, Cl. F, 0.944%, 12/15/32(4)                       3,562,038        3,546,569
Series 2551, Cl. FD, 0.744%, 1/15/33(4)                         214,940          211,562
Series 3025, Cl. SJ, 23.487%, 8/15/35(4)                        319,048          414,566
Series 3094, Cl. HS, 23.121%, 6/15/34(4)                        553,627          684,403
Federal Home Loan Mortgage Corp., Interest-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.784%, 6/1/26(5)                          372,715           52,314
Series 183, Cl. IO, 10.81%, 4/1/27(5)                           607,314           84,993
Series 184, Cl. IO, 17.153%, 12/1/26(5)                         642,528           90,266
Series 192, Cl. IO, 8.562%, 2/1/28(5)                           193,609           29,150
Series 200, Cl. IO, 7.687%, 1/1/29(5)                           235,806           35,089
Series 202, Cl. IO, (3.665)%, 4/1/29(5)                       5,327,896          836,266
Series 2130, Cl. SC, 50.562%, 3/15/29(5)                        450,639           46,278
Series 224, Cl. IO, (1.157)%, 3/1/33(5)                       1,345,466          196,312
Series 243, Cl. 6, 1.896%, 12/15/32(5)                          826,597           88,334
Series 2527, Cl. SG, 41.386%, 2/15/32(5)                      1,222,659           77,922
Series 2531, Cl. ST, 51.221%, 2/15/30(5)                      1,492,019           99,408
Series 2796, Cl. SD, 65.088%, 7/15/26(5)                        669,222           68,529
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                      1,131,129          117,225
Series 2920, Cl. S, 76.79%, 1/15/35(5)                        3,743,794          338,044
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                      4,025,462          299,946
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                        714,121           48,944
Federal Home Loan Mortgage Corp., Principal-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.681%, 6/1/26(6)                           177,404          153,592
Series 192, Cl. PO, 8.951%, 2/1/28(6)                           193,609          171,880


                       3 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/SPONSORED CONTINUED
Federal National Mortgage Assn.:
4.50%, 6/1/24-6/1/39(7)                                   $  34,205,000   $   34,844,010
5%, 3/1/39                                                    7,408,269        7,594,711
5%, 6/1/24-6/1/39(7)                                         50,952,000       52,479,376
5.50%, 1/1/38-4/1/39                                          7,409,859        7,669,591
5.50%, 6/1/24-6/1/39(7)                                      47,904,000       49,679,879
5.50%, 1/25/33(8)                                             1,270,250        1,320,333
6%, 6/1/24-6/1/39(7)                                         52,156,476       54,715,179
6.50%, 5/25/17-11/25/31                                       5,551,335        5,928,860
6.50%, 6/1/39(7)                                             23,419,000       24,952,219
7%, 11/1/17-7/25/35                                           1,474,231        1,562,504
7.50%, 1/1/33-3/25/33                                         8,348,071        9,223,664
8.50%, 7/1/32                                                    32,750           36,073
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
   Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                          1,171,168        1,266,162
Trust 1998-61, Cl. PL, 6%, 11/25/28                             717,108          764,588
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                        1,030,196        1,097,830
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                        1,681,520        1,820,319
Trust 2003-130, Cl. CS, 13.483%, 12/25/33(4)                    743,905          766,240
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                         1,903,000        1,957,454
Trust 2003-28, Cl. KG, 5.50%, 4/25/23(8)                      3,553,000        3,653,384
Trust 2004-101, Cl. BG, 5%, 1/25/20                           2,550,000        2,701,520
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                       1,898,000        1,935,979
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                       7,504,312        7,772,789
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                         1,430,000        1,471,780
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                          1,160,536        1,181,547
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                         5,220,520        5,487,463
Trust 2006-46, Cl. SW, 23.067%, 6/25/36(4)                      675,111          857,757
Trust 2006-50, Cl. KS, 23.068%, 6/25/36(4)                    2,100,004        2,549,366
Trust 2006-50, Cl. SK, 23.068%, 6/25/36(4)                      178,490          216,777
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                         1,568,828        1,609,574
Federal National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 79.232%, 3/17/31(5)                      523,219           61,443
Trust 2001-65, Cl. S, 49.111%, 11/25/31(5)                    1,832,396          208,958
Trust 2001-81, Cl. S, 36.386%, 1/25/32(5)                       407,511           45,783
Trust 2002-47, Cl. NS, 35.177%, 4/25/32(5)                      825,196           86,606
Trust 2002-51, Cl. S, 35.546%, 8/25/32(5)                       757,643           79,021
Trust 2002-52, Cl. SD, 38.357%, 9/25/32(5)                      859,498           90,950
Trust 2002-60, Cl. SM, 52.795%, 8/25/32(5)                    1,636,861          144,098
Trust 2002-7, Cl. SK, 52.533%, 1/25/32(5)                       507,178           43,437
Trust 2002-75, Cl. SA, 52.524%, 11/25/32(5)                   2,233,766          232,855
Trust 2002-77, Cl. BS, 41.83%, 12/18/32(5)                      967,331          100,977
Trust 2002-77, Cl. JS, 40.588%, 12/18/32(5)                   1,640,260          169,735
Trust 2002-77, Cl. SA, 42.904%, 12/18/32(5)                   1,556,361          152,340
Trust 2002-77, Cl. SH, 43.672%, 12/18/32(5)                     533,120           63,513


                       4 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2002-89, Cl. S, 76.274%, 1/25/33(5)                 $   2,165,275   $      231,826
Trust 2002-9, Cl. MS, 35.835%, 3/25/32(5)                       514,499           55,996
Trust 2002-90, Cl. SN, 55.278%, 8/25/32(5)                      842,880           73,900
Trust 2002-90, Cl. SY, 56.06%, 9/25/32(5)                       353,023           32,811
Trust 2003-117, Cl. KS, 58.235%, 8/25/33(5)                  13,375,499        1,141,243
Trust 2003-33, Cl. SP, 24.33%, 5/25/33(5)                     1,982,669          209,413
Trust 2003-46, Cl. IH, (6.099)%, 6/1/33(5)                    4,297,092          450,288
Trust 2003-89, Cl. XS, 55.399%, 11/25/32(5)                   2,556,237          183,892
Trust 2004-54, Cl. DS, 49.926%, 11/25/30(5)                     834,163           77,379
Trust 2005-19, Cl. SA, 73.705%, 3/25/35(5)                    9,820,176          917,733
Trust 2005-40, Cl. SA, 75.029%, 5/25/35(5)                    2,245,244          209,460
Trust 2005-6, Cl. SE, 88.474%, 2/25/35(5)                     2,865,693          262,669
Trust 2005-71, Cl. SA, 75.171%, 8/25/25(5)                    2,570,269          262,426
Trust 2005-86, Cl. AI, (1.221)%, 10/1/35(5)                   6,376,799          770,108
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(5)                   6,442,077          523,469
Trust 2005-87, Cl. SG, 99.999%, 10/25/35(5)                   5,735,677          542,574
Trust 2006-51, Cl. SA, 36.851%, 6/25/36(5)                   26,305,181        2,368,034
Trust 222, Cl. 2, 14.806%, 6/1/23(5)                          1,350,140          172,917
Trust 240, Cl. 2, 20.741%, 9/1/23(5)                          2,125,235          323,344
Trust 252, Cl. 2, 15.333%, 11/1/23(5)                         1,046,053          177,885
Trust 273, Cl. 2, 13.332%, 8/1/26(5)                            282,258           39,251
Trust 303, Cl. IO, 13.025%, 11/1/29(5)                          368,929           66,945
Trust 308, Cl. 2, 8.203%, 9/1/30(5)                             921,927          152,614
Trust 321, Cl. 2, 0.318%, 4/1/32(5)                           4,170,657          706,618
Trust 331, Cl. 9, 21.466%, 2/1/33(5)                          1,159,029          145,078
Trust 334, Cl. 17, 22.308%, 2/1/33(5)                           678,977           74,301
Trust 334, Cl. 3, (8.531)%, 7/1/33(5)                           997,399          104,658
Trust 334, Cl. 4, (1.373)%, 7/1/33(5)                        12,597,207        1,325,064
Trust 338, Cl. 2, (11.392)%, 7/1/33(5)                          879,267          143,537
Trust 339, Cl. 12, 5.761%, 7/1/33(5)                          2,827,270          293,773
Trust 339, Cl. 7, (2.177)%, 7/1/33(5)                         4,157,800          435,497
Trust 339, Cl. 8, (2.081)%, 8/1/33(5)                           562,129           57,426
Trust 343, Cl. 13, 8.171%, 9/1/33(5)                          2,309,802          239,591
Trust 343, Cl. 18, 6.447%, 5/1/34(5)                            798,916           81,404
Trust 345, Cl. 9, 2.522%, 1/1/34(5)                           2,050,661          235,608
Trust 351, Cl. 10, 5.369%, 4/1/34(5)                            974,983           99,586
Trust 351, Cl. 11, 3.358%, 11/1/34(5)                           502,800           51,541
Trust 351, Cl. 8, 5.79%, 4/1/34(5)                            1,531,892          148,665
Trust 355, Cl. 6, 9.165%, 12/1/33(5)                            652,277           65,409
Trust 355, Cl. 7, 3.658%, 11/1/33(5)                            491,836           48,583
Trust 356, Cl. 10, 2.281%, 6/1/35(5)                          1,337,244          130,910
Trust 356, Cl. 12, 1.846%, 2/1/35(5)                            688,423           65,876
Trust 356, Cl. 14, 4.188%, 6/1/35(5)                          3,844,865          354,795
Trust 362, Cl. 12, 3.856%, 8/1/35(5)                          3,737,999          455,516


                       5 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/SPONSORED CONTINUED
Trust 362, Cl. 13, 7.088%, 8/1/35(5)                      $   2,066,941   $      213,358
Trust 364, Cl. 16, 4.471%, 9/1/35(5)                          2,904,329          293,179
Trust 365, Cl. 16, 17.586%, 3/1/36(5)                         8,039,059          806,110
Federal National Mortgage Assn., Principal-Only
   Stripped Mtg.-Backed Security, Trust 1993-184, Cl.
   M, 5.922%, 9/25/23(6)                                        504,311          462,363
                                                                          --------------
                                                                             330,771,482
GNMA/GUARANTEED--0.9%
Government National Mortgage Assn.:
4.50%, 6/1/39(7)                                             10,820,000       10,918,051
8.50%, 8/1/17-12/15/17                                          125,489          135,913
Government National Mortgage Assn., Interest-Only
   Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 76.137%, 1/16/27(5)                     893,282          101,712
Series 2002-15, Cl. SM, 67.545%, 2/16/32(5)                     861,078           99,837
Series 2002-41, Cl. GS, 77.046%, 6/16/32(5)                     488,076           61,185
Series 2002-76, Cl. SY, 69.843%, 12/16/26(5)                  2,196,034          262,748
Series 2004-11, Cl. SM, 50.304%, 1/17/30(5)                     706,384           84,790
Series 2006-47, Cl. SA, 79.085%, 8/16/36(5)                  14,039,719        1,410,856
                                                                          --------------
                                                                              13,075,092
NON-AGENCY--5.0%
COMMERCIAL--3.5%
Banc of America Commercial Mortgage, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 2006-1, Cl.
   AM, 5.421%, 9/1/45                                        10,720,000        5,680,497
Citigroup Commercial Mortgage Trust 2008-C7,
   Commercial Mtg. Pass-Through Certificates, Series
   2008-C7, Cl. AM, 6.096%, 12/1/49(4)                        4,850,000        2,424,463
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage
   Trust, Commercial Mtg. Pass-Through Certificates,
   Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                 3,140,000        2,848,420
First Horizon Alternative Mortgage Securities Trust
   2004-FA2, Mtg. Pass-Through Certificates, Series
   2004-FA2, Cl. 3A1, 6%, 1/25/35                             1,009,167          755,340
First Horizon Alternative Mortgage Securities Trust
   2007-FA2, Mtg. Pass-Through Certificates, Series
   2007-FA2, Cl. 1A1, 5.50%, 4/25/37                          1,168,754          837,451
GE Capital Commercial Mortgage Corp., Commercial Mtg.
   Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                       1,167,554        1,164,061
Series 2005-C4, Cl. AM, 5.334%, 11/1/45(4)                    2,310,000        1,476,966
GS Mortgage Securities Corp. II, Commercial Mtg.
   Obligations, Series 2001-LIBA, Cl. B, 6.733%,
   2/10/16                                                    2,415,000        2,596,002
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                     2,775,000        1,750,369
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49(4)                  1,765,000        1,625,705
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                     1,530,000        1,380,922


                       6 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
COMMERCIAL CONTINUED
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
   Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                   $  12,480,000   $   12,181,602
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(4)                    6,050,000        3,158,482
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
   Mtg. Pass-Through Certificates, Series 2007-C1, Cl.
   A4, 5.424%, 2/11/40                                        5,890,000        4,372,003
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
   Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34         1,723,274        1,323,959
Merrill Lynch/Countrywide Commercial Mortgage Trust
   2007-9, Commercial Mtg. Pass-Through Certificates,
   Series 2007-9, Cl. A4, 5.70%, 9/1/17                       5,795,000        4,178,464
Wachovia Bank Commercial Mortgage Trust 2006-C29,
   Commercial Mtg. Pass-Through Certificates, Series
   2006-C29, Cl. A2, 5.275%, 11/15/48                         2,145,000        2,016,250
                                                                          --------------
                                                                              49,770,956
MANUFACTURED HOUSING--0.4%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR2,
   Cl. 2A5, 5.072%, 3/25/36(4)                                8,510,785        6,042,038
MULTIFAMILY--0.3%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
   Certificates, Series 2005-10, Cl. A3, 4.65%,
   10/1/35(4)                                                 6,030,000        3,430,001
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR6,
   Cl. 3A1, 5.092%, 3/25/36(4)                                1,176,860          835,782
                                                                          --------------
                                                                               4,265,783
OTHER--0.3%
Greenwich Capital Commercial Mortgage 2007-GG9,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-GG9, Cl. A4, 5.44%, 3/1/39                            5,315,000        4,195,261
RESIDENTIAL--0.5%
Citigroup Commercial Mortgage Trust 2008-C7,
   Commercial Mtg. Pass-Through Certificates, Series
   2008-C7, Cl. A4, 6.096%, 12/1/49(4)                        1,682,593        1,369,811
Countrywide Alternative Loan Trust 2005-J10, Mtg.
   Pass-Through Certificates, Series 2005-J10, Cl.
   1A17, 5.50%, 10/1/35                                       7,840,000        3,056,019
CWALT Alternative Loan Trust 2005-21CB, Mtg.
   Pass-Through Certificates, Series 2005-21CB, Cl.
   A7, 5.50%, 6/1/35                                          3,186,863        2,230,522
Lehman XS Trust, Mtg. Pass-Through Certificates,
   Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                     738,670          548,459
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2003-QS1, Cl. A2,
   5.75%, 1/25/33                                               657,292          644,141
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-QS5, Cl.
   2A2, 6%, 5/1/36                                              148,528          142,049
                                                                          --------------
                                                                               7,991,001
                                                                          --------------
Total Mortgage-Backed Obligations (Cost $436,570,988)                        416,111,613


                       7 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
ASSET-BACKED SECURITIES--3.8%
Argent Securities Trust 2004-W8, Asset-Backed
   Pass-Through Certificates, Series 2004-W8, Cl. A2,
   0.789%, 5/25/34(4)                                     $   2,123,397   $    1,255,280
Babcock & Brown Air Funding Ltd., Asset-Backed
   Certificates, Series 2007-1A, Cl. G1, 0.649%,
   10/14/33(4, 9)                                            62,115,657       33,231,877
Capital One Prime Auto Receivables Trust, Automobile
   Asset-Backed Certificates, Series 2005-1, Cl. A4,
   0.364%, 4/15/11(4)                                         2,533,402        2,507,377
Chase Issuance Trust, Credit Card Asset-Backed
   Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12       5,455,000        5,663,727
Citibank Credit Card Issuance Trust, Credit Card
   Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15         430,000          344,121
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.049%, 2/25/33(4)                        44,821           20,194
Series 2005-11, Cl. AF2, 4.657%, 2/25/36                            514              509
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(4)                    905,841          705,814
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(4)                    534,886          356,005
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
   Equity Loan Asset-Backed Nts., Series 2005-3, Cl.
   A1, 0.576%, 1/20/35(4)                                       725,057          498,985
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(4)                      106,031          104,418
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                        250,346          234,987
MBNA Credit Card Master Note Trust, Credit Card
   Receivables:
Series 2003-C7, Cl. C7, 1.694%, 3/15/16(4)                    4,080,000        2,868,785
Series 2005-A6, Cl. A6, 4.50%, 1/15/13                        5,475,000        5,636,383
Option One Mortgage Loan Trust, Asset-Backed
   Certificates, Series 2006-2, Cl. 2A2, 0.409%,
   7/1/36(4)                                                  1,400,709          916,000
Structured Asset Investment Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-BNC3, Cl.
   A2, 0.349%, 9/25/36(4)                                       344,068          327,245
                                                                          --------------
Total Asset-Backed Securities (Cost $57,598,320)                              54,671,707
U.S. GOVERNMENT OBLIGATIONS--0.8%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14         6,265,000        6,204,912
Federal National Mortgage Assn. Nts., 2.50%, 5/15/14          5,170,000        5,110,612
                                                                          --------------
Total U.S. Government Obligations (Cost $11,414,638)                          11,315,524
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.0%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18           1,205,000        1,375,317
American Express Bank FSB, 5.50% Sr. Unsec. Nts.,
   4/16/13                                                    1,280,000        1,229,292
American International Group, Inc., 6.25% Jr. Sub.
   Bonds, 3/15/37                                             3,275,000          769,625
Anheuser-Busch InBev Worldwide, Inc.:
8% Sr. Nts., 11/15/39(3)                                        545,000          570,350
8.20% Sr. Unsec. Unsub. Nts., 1/15/39(3)                        830,000          887,699
AT&T Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                    3,025,000        2,852,847
Axa SA, 6.379% Sub. Perpetual Bonds(3, 10)                    1,845,000        1,147,313


                       8 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
Barclays Bank plc, 6.278% Perpetual Bonds(9, 10)          $   1,070,000   $      577,800
Bunge Ltd. Finance Corp., 5.35% Sr. Unsec. Unsub. Nts.,
   4/15/14                                                    2,110,000        1,963,718
CCH I Holdings LLC, 9.92% Sr. Unsec. Nts., 4/1/14(11)        15,000,000          206,250
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09(9)               1,960,000        1,962,450
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H,
   10/15/10                                                   1,045,000        1,081,924
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts.,
   1/15/16                                                    5,601,000        4,858,868
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14                                5,000,000        4,175,000
8.875% Sr. Unsec. Unsub. Nts., 12/1/15                       10,000,000        8,550,000
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts.,
   7/1/10                                                     2,565,000        2,283,748
Citigroup, Inc.:
5.50% Unsec. Sub. Nts., 2/15/17                               1,720,000        1,417,495
5.625% Unsec. Sub. Nts., 8/27/12                              1,155,000        1,081,160
8.30% Jr. Sub. Bonds, 12/21/57(4)                               660,000          589,439
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
   Unsec. Nts., 11/15/22                                        920,000        1,060,364
Comcast Cable Communications, Inc., 8.875% Unsub. Nts.,
   5/1/17                                                     1,635,000        1,842,022
ConAgra Foods, Inc., 7% Nts., 4/15/19                         1,320,000        1,424,742
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39                   560,000          580,665
Covidien International Finance SA, 6.55% Sr. Unsec.
   Unsub. Nts., 10/15/37                                      1,405,000        1,454,625
Credit Suisse New York, 6% Unsec. Sub. Nts., 2/15/18          1,720,000        1,603,262
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                     2,145,000        2,227,128
Daimler Finance North America LLC, 6.50% Sr. Unsec.
   Unsub. Nts., 11/15/13                                      1,425,000        1,429,014
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                785,000          864,901
Deutsche Telekom International Finance BV, 8.50% Unsub.
   Nts., 6/15/10(4)                                             510,000          540,333
Duke Energy Carolinas LLC, 6.10% Sr. Unsec. Unsub.
   Nts., 6/1/37                                               1,360,000        1,387,445
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
   Bonds, 7/1/38                                              1,065,000        1,004,567
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10         4,505,000        4,266,803
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35        1,575,000        1,381,623
General Electric Capital Corp.:
5.45% Sr. Unsec. Nts., Series A, 1/15/13                      2,310,000        2,341,474
5.875% Unsec. Unsub. Nts., 1/14/38                              540,000          438,519
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
   2/15/34                                                    2,593,000        2,092,372
Goldman Sachs Group, Inc. (The):
1.461% Sr. Unsec. Nts., Series B, 3/2/10(4)                   2,500,000        2,482,875
5.45% Sr. Unsec. Nts., 11/1/12                                  860,000          882,127
6.75% Unsec. Sub. Nts., 10/1/37                               5,000,000        4,203,465
Home Depot, Inc. (The), 5.40% Sr. Nts., 3/1/16                  885,000          869,856
Hospira, Inc., 6.40% Sr. Unsec. Unsub. Nts., 5/15/15            270,000          274,887
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(4)       3,290,000        1,783,121
John Deere Capital Corp., 5.75% Sr. Nts., 9/10/18             1,335,000        1,346,809


                       9 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
JPMorgan Chase & Co.:
5.125% Unsec. Sub. Nts., 9/15/14                          $   1,260,000   $    1,249,604
7.90% Perpetual Bonds, Series 1(10)                           2,700,000        2,260,556
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts.,
   4/1/12                                                     1,600,000          736,000
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
   Unsec. Nts., 6/1/13                                        2,910,000        2,719,436
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts.,
   2/1/19                                                     1,260,000        1,424,913
Kraft Foods, Inc., 6.875% Sr. Unsec. Unsub. Nts.,
   2/1/38                                                     1,095,000        1,111,417
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
   11/1/14                                                   10,000,000        7,862,500
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds,
   5/14/38(12)                                                5,245,000        4,643,771
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36(4)       1,290,000          918,292
Monongahela Power Co., 7.36% Unsec. Nts., Series A,
   1/15/10                                                    2,725,000        2,769,946
Morgan Stanley:
3.006% Sr. Unsec. Nts., Series F, 5/14/10(4)                  5,000,000        4,962,990
5.25% Sr. Nts., Series F, 11/2/12                             1,515,000        1,518,847
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                 670,000          615,079
6.25% Sr. Unsec. Nts., 8/28/17                                5,000,000        4,784,290
7.30% Sr. Unsec. Nts., 5/13/19                                2,220,000        2,281,252
National City Bank, 4.15% Sr. Unsec. Unsub. Nts.,
   8/1/09                                                     1,500,000        1,498,278
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37           1,405,000        1,204,788
Noble Energy, Inc., 8.25% Sr. Unsec. Nts., 3/1/19             1,540,000        1,682,584
Nokia Corp., 5.375% Sr. Unsec. Nts., 5/15/19                  1,420,000        1,414,510
Oncor Electric Delivery Co., 5.95% Sec. Bonds,
   9/1/13(3)                                                    915,000          934,120
Pacific Gas & Electric Co., 6.25% Sr. Unsec. Unsub.
   Nts., 3/1/39                                                 940,000          972,176
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35            800,000          590,837
PF Export Receivables Master Trust, 3.748% Sr. Nts.,
   Series B, 6/1/13(3)                                          589,691          613,427
Plains All American Pipeline LP, 6.50% Sr. Unsec.
   Unsub. Nts., 5/1/18                                        1,340,000        1,298,172
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts.,
   11/15/15                                                   1,020,000          891,608
Popular North America, Inc., 4.70% Nts., 6/30/09              3,665,000        3,655,555
Pride International, Inc., 8.50% Sr. Nts., 6/15/19(7)         1,630,000        1,650,375
Prudential Holdings LLC, 8.695% Bonds, Series C,
   12/18/23(3)                                                1,485,000        1,354,166
Prudential Insurance Co. of America, 8.30% Nts.,
   7/1/25(3)                                                  1,930,000        1,693,421
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
   1/15/12                                                    1,565,000        1,480,811
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13              2,000,000        1,300,000
Schering-Plough Corp., 6% Sr. Unsec. Nts., 9/15/17            1,365,000        1,411,710
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                   825,000          843,418
9.80% Sr. Unsec. Nts., 2/15/19                                1,205,000        1,408,903
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub.
   Nts., 3/15/12                                                442,000          289,510
Target Corp., 7% Bonds, 1/15/38                               1,120,000        1,176,435
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub.
   Nts., 10/1/10                                              1,400,000        1,418,257
Tenet Healthcare Corp., 9.875% Sr. Nts., 7/1/14               6,500,000        6,532,500
TEPPCO Partners LP, 6.125% Nts., 2/1/13                       1,395,000        1,331,574
Time Warner Cable, Inc., 7.30% Sr. Nts., 7/1/38                 545,000          554,837
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                 2,050,000        2,228,266
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
   7/15/33                                                      805,000          838,601


                      10 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
Travelers Cos., Inc. (The), 5.80% Sr. Unsec. Nts.,
   5/15/18                                                $     970,000   $      998,981
Tyco International Ltd./Tyco International Finance SA,
   6.875% Sr. Unsec. Unsub. Nts., 1/15/21                     1,290,000        1,228,157
Union Pacific Corp.:
5.75% Sr. Unsec. Unsub. Nts., 11/15/17                          805,000          779,886
6.125% Sr. Unsec. Nts., 2/15/20                               1,490,000        1,485,032
United Health Group, Inc., 6% Sr. Unsec. Nts., 2/15/18          670,000          627,842
Vale Overseas Ltd., 6.25% Nts., 1/23/17                       1,105,000        1,123,512
Valero Logistics Operations LP, 6.05% Nts., 3/15/13             572,000          547,341
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
   2/15/38                                                    2,330,000        2,255,230
Viacom, Inc., 6.25% Sr. Unsec. Nts., 4/30/16                    605,000          579,094
Wachovia Corp., 5.625% Sub. Nts., 10/15/16                      755,000          645,665
Washington Mutual Bank NV, Sr. Unsec. Nts., 5/1/09(11)        5,745,000        1,335,713
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds,
   12/15/36                                                   2,370,000        1,740,921
Xstrata Canada Corp., 5.375% Sr. Unsec. Unsub. Nts.,
   6/1/15                                                     1,490,000        1,252,521
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts.,
   12/15/18                                                     535,000          563,116
Total Non-Convertible Corporate Bonds and Notes
   (Cost $196,461,465)                                                       170,654,037
                                                                          --------------
CONVERTIBLE CORPORATE BONDS AND NOTES--9.7%
Advanced Micro Devices, Inc., 5.75% Cv. Sr. Unsec.
   Nts., 8/15/12                                              4,000,000        2,505,000
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts.,
   6/1/28                                                    10,000,000        7,062,500
CSK Auto, Inc., 6.75% Cv. Sr. Unsec. Nts.,
   12/15/25(4,9)                                             11,000,000       12,854,160
Liberty Media Corp., 3.125% Cv. Sr. Unsec. Unsub.
   Debs., 3/30/23                                            30,500,000       26,115,625
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec.
   Debs., 3/15/31 (exchangeable for Viacom, Inc., Cl. B
   common stock or cash based on the value thereof)          27,000,000       10,530,000
Lucent Technologies, Inc., 2.875% Cv. Sr. Unsec. Debs.,
   Series B, 6/15/25                                         11,000,000        7,095,000
National City Corp., 4% Cv. Sr. Unsec. Nts., 2/1/11          26,300,000       25,149,375
National Financial Partners Corp., 0.75% Cv. Sr. Unsec.
   Nts., 2/1/12                                               5,000,000        2,100,000
NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12      22,750,000       17,119,375
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12           22,000,000       17,627,500
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs.,
   12/15/66                                                   9,595,000        7,376,150
United Rentals North America, Inc., 1.875% Cv. Sr.
   Unsec. Sub. Nts., 10/15/23                                 3,300,000        2,986,500
                                                                          --------------
Total Convertible Corporate Bonds and Notes
   (Cost $152,380,243)                                                       138,521,185
STRUCTURED SECURITIES--0.5%
Goldman Sachs Group, Inc. (The), Cv. Linked Nts., 7%,
   6/1/09 (linked to Applied Materials, Inc. common
   stock)(9)
(Cost $12,478,020)                                              649,660        7,315,172
EVENT-LINKED BONDS--0.3%
Calabash Re II Ltd. Catastrophe Linked Nts., Series
   A1, 9.72%, 1/8/10(4,9)                                     3,000,000        2,880,300


                      11 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                            Principal
                                                              Amount           Value
                                                          -------------   --------------
EVENT-LINKED BONDS CONTINUED
Fremantle Ltd. Catastrophe Linked Nts., Cl. B, 3.227%,
   6/28/10(3,4)                                           $   1,000,000   $      999,100
                                                                          --------------
Total Event-Linked Bonds (Cost $4,000,000)                                     3,879,400

                              Expiration   Strike
                                 Date       Price   Contracts
                              ----------   ------   ---------
OPTIONS PURCHASED--0.1%
BB&T Corp. Put(1)               9/21/09    $20.00     3,000       585,000
New York Community
   Bancorp(1)                  10/19/09     12.50     5,000     1,150,000
                                                                ---------
Total Options Purchased (Cost $2,656,200)                       1,735,000

                                                              Shares
                                                          -------------
INVESTMENT COMPANY--23.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.60% (13,14) (Cost $332,285,479)                           332,285,479      332,285,479
Total Investments, at Value (Cost $1,731,575,600)                 115.0%   1,642,092,776
Liabilities in Excess of Other Assets                             (15.0)    (213,610,307)
                                                          -------------   --------------
Net Assets                                                        100.0%  $1,428,482,469

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,809,596 or 0.83% of the Fund's net assets as of May 31, 2009.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $21,832,124 or 1.53% of the Fund's net assets as of May 31, 2009.


                      12 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

(6.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $787,835 or 0.06% of the Fund's net assets as of May 31, 2009.

(7.) When-issued security or delayed delivery to be delivered and settled after May 31, 2009. See accompanying Notes.

(8.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,258,590. See accompanying Notes.

(9.) Illiquid security. The aggregate value of illiquid securities as of May 31, 2009 was $58,821,759, which represents 4.12% of the Fund's net assets. See accompanying Notes.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.) Issue is in default. See accompanying Notes.

(12.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(13.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                 SHARES
                                               AUGUST 31,      GROSS         GROSS         SHARES
                                                  2008       ADDITIONS     REDUCTIONS   MAY 31, 2009
                                               ----------   -----------   -----------   ------------
OFI Liquid Assets Fund, LLC                    84,913,640    29,972,133   114,885,773             --
Oppenheimer Institutional Money Market Fund,
   Cl. E                                       17,293,828   799,240,122   484,248,471    332,285,479

                                                   VALUE       INCOME
                                               ------------   --------
OFI Liquid Assets Fund, LLC                    $         --   $121,165(a)
Oppenheimer Institutional Money Market Fund,
   Cl. E                                        332,285,479    568,692
                                               ------------   --------
                                               $332,285,479   $689,857
                                               ============   ========

A. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(14.) Rate shown is the 7-day yield as of May 31, 2009.


                      13 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investment was determined based on the following inputs as of May 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
--------------------------------------------   --------------   ---------------
Level 1--Quoted Prices                         $  816,223,048     $  (341,080)
Level 2--Other Significant Observable Inputs      792,637,851        (691,542)
Level 3--Significant Unobservable Inputs           33,231,877              --
                                               --------------     -----------
   Total                                       $1,642,092,776     $(1,032,622)
                                               ==============     ===========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MAY 31, 2009 ARE AS FOLLOWS:

                                                                                UNREALIZED
                                BUY/   NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION            SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
-----------------------------   ----   ---------   ----------   -----------   --------------
U.S. Treasury Long Bonds         Buy      247        9/21/09    $29,061,094      $(418,644)
U.S. Treasury Long Bonds        Sell        3        6/19/09        357,281         (5,387)


                      14 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

U.S. Treasury Nts., 2 yr.        Buy       91        9/30/09     19,729,938         19,431
U.S. Treasury Nts., 5 yr.       Sell       44        6/30/09      5,122,563         76,622
U.S. Treasury Nts., 5 yr.       Sell      565        9/30/09     65,239,844        378,568
U.S. Treasury Nts., 10 yr.       Buy      568        9/21/09     66,456,000       (175,575)
                                                                                 ---------
                                                                                 $(124,985)
                                                                                 =========

WRITTEN OPTIONS AS OF MAY 31, 2009 ARE AS FOLLOWS:

                              NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION            TYPE   CONTRACTS     PRICE       DATE       RECEIVED       VALUE
--------------------   ----   ---------   --------   ----------   ----------   -----------
AT&T, Inc.             Call       130      $30.00      7/20/09    $    7,800   $      (390)
Comcast Corp., Cl. A   Put        909       20.00      7/20/09       501,311      (572,670)
Merck & Co., Inc.      Put        500       20.00     10/19/09       109,749       (20,000)
Pfizer, Inc.           Put      4,800       15.00      9/21/09     1,003,869      (552,000)
                                                                  ----------   -----------
                                                                  $1,622,729   $(1,145,060)
                                                                  ==========   ===========

CREDIT DEFAULT SWAP CONTRACTS AS OF MAY 31, 2009 ARE AS FOLLOWS:

                                           BUY/SELL    NOTIONAL   RECEIVE
        SWAP                                CREDIT      AMOUNT     FIXED    TERMINATION
  REFERENCE ENTITY       COUNTERPARTY     PROTECTION    (000S)      RATE        DATE         VALUE
--------------------   ----------------   ----------   --------   -------   -----------   -----------
Erste Group Bank AG:
                       Goldman Sachs
                       Bank USA               Buy       $10,000     3.60%     6/20/14     $  (658,130)
                       Goldman Sachs
                       Bank USA               Buy        10,000     3.60      6/20/14        (666,125)
                                                        -------                           -----------
                                             Total       20,000                            (1,324,255)
Inco Ltd.:
                       Morgan Stanley &
                       Co.
                       International
                       Ltd.                   Buy         1,605      0.70     3/20/17          29,806
                       Morgan Stanley &
                       Co.
                       International
                       Ltd.                   Buy         1,615      0.63     3/20/17          37,762
                                                        -------                           -----------
                                             Total        3,220                                67,568
Vale Overseas:
                       Morgan Stanley &
                       Co.
                       International
                       Ltd.                   Sell        1,605      1.17     3/20/17        (125,228)


                      15 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                       Morgan Stanley &
                       Co.
                       International
                       Ltd.                   Sell        1,615      1.10     3/20/17        (133,097)
                                                        -------
                                                                                          -----------
                                             Total        3,220                              (258,325)
                                                                                          -----------
                                                                       Grand Total Buys    (1,256,687)
                                                                      Grand Total Sells      (258,325)
                                                                                          -----------
                                                             Total Credit Default Swaps   $(1,515,012)
                                                                                          ===========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                               TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON       PAYMENTS FOR SELLING
WHICH THE FUND                    CREDIT PROTECTION         AMOUNT      REFERENCE ASSET
SOLD PROTECTION                     (UNDISCOUNTED)       RECOVERABLE*    RATING RANGE**
----------------------------   -----------------------   ------------   ---------------
Investment Grade Single Name
Corporate Debt                    $3,220,000                  $--             BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MAY 31, 2009 ARE AS FOLLOWS:

                    NOTIONAL
INTEREST RATE/       AMOUNT       PAID BY      RECEIVED BY   TERMINATION
SWAP COUNTERPARTY    (000'S)      THE FUND       THE FUND        DATE        VALUE
-----------------   --------   -------------   -----------   -----------   --------
USD BBA LIBOR
                                Three-Month
Deutsche Bank AG     $5,830    USD BBA LIBOR      5.445%        8/8/17     $823,470

Abbreviation/Definition is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MAY 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.


                      16 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

                                                                            NOTIONAL
                                                        SWAP                 AMOUNT
SWAP COUNTERPARTY                            TYPE FROM FUND PERSPECTIVE      (000'S)      VALUE
----------------------------------------   ------------------------------   --------   -----------
Deutsche Bank AG                           Interest Rate                     $ 5,830   $   823,470
Goldman Sachs Bank USA                     Credit Default Buy Protection      20,000    (1,324,255)
Morgan Stanley & Co. International Ltd.:
                                           Credit Default Buy Protection       3,220        67,568
                                           Credit Default Sell Protection      3,220      (258,325)
                                                                                       -----------
                                                                                          (190,757)
                                                                                       -----------
                                                                         Total Swaps   $  (691,542)
                                                                                       ===========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the


                      17 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

There have been no significant changes to the fair valuation methodologies during the period.


                      18 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.


                      19 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

As of May 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities      $264,382,349
Sold securities             35,743,206

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of May 31, 2009, securities with an aggregate market value of $1,541,963, representing 0.11% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for


                      20 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS


                      21 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES


                      22 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,558,470, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $2,558,470 as of May 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its


                      23 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

     derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of May 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $2,660,071. If a contingent feature would have been triggered as of May 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.


                      24 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid.

Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

Options contracts are exposed to the market risk factor of the specific underlying financial instrument.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.


                      25 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

Additional associated risks to the Fund include counterparty credit risk for over-thecounter options and liquidity risk.

Written option activity for the period ended May 31, 2009 was as follows:

                                  CALL OPTIONS                PUT OPTIONS
                            ------------------------   ------------------------
                            NUMBER OF     AMOUNT OF    NUMBER OF     AMOUNT OF
                            CONTRACTS     PREMIUMS     CONTRACTS     PREMIUMS
                            ---------   ------------   ---------   ------------
Options outstanding as of
   August 31, 2008             28,025   $  1,725,404     31,190    $ 14,962,368
Options written               152,185     13,293,734     35,333      16,187,345
Options closed or expired    (168,530)   (13,452,697)   (29,534)    (10,881,456)
Options exercised             (11,550)    (1,558,641)   (30,780)    (18,653,328)
                             --------   ------------    -------    ------------
Options outstanding as of
   May 31, 2009                   130   $      7,800      6,209    $  1,614,929
                             ========   ============    =======    ============

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.


                      26 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.


                      27 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. If interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include


                      28 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2009 / Unaudited

multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of May 31, 2009, the Fund had no such total return swap agreements outstanding.

ILLIQUID SECURITIES

As of May 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,756,820,210
Federal tax cost of other investments       43,029,600
                                        --------------
Total federal tax cost                  $1,799,849,810
                                        ==============
Gross unrealized appreciation           $  121,535,905
Gross unrealized depreciation             (236,602,197)
                                        --------------
Net unrealized depreciation             $ (115,066,292)
                                        ==============


                      29 | Oppenheimer Capital Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2009, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:  /s/ John V. Murphy
     ---------------------------------------
     John V. Murphy
     Principal Executive Officer
Date: 07/13/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/  John V. Murphy
     ---------------------------------------
     John V. Murphy
     Principal Executive Officer
Date: 07/13/2009

By:  /s/  Brian W. Wixted
     ---------------------------------------
     Brian W. Wixted
     Principal Financial Officer
Date: 07/13/2009